SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2005

DrugMax, Inc.
(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032-1968
(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 676-1222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2005, Valley Drug Company a wholly owned subsidiary of DrugMax, Inc. entered into an agreement to sell selected assets related to its wholesale pharmaceutical distribution business located in New Castle, Pennsylvania to Rochester Drug Cooperative. Under the terms of the purchase agreement, Rochester Drug Cooperative will acquire the Company’s customer lists, fixtures and equipment, and provide assistance in collection of customer accounts receivables, which will be retained by the Company.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release dated December 23, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGMAX, INC.

By:	/s/ Edgardo A. Mercadante
Edgardo A. Mercadante,
Chief Executive Officer and President

Date: December 23, 2005

EXHIBIT INDEX
Exhibit Number	Exhibit Description

99.1	Press Release dated December 23, 2005